UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Frederick Taylor, President
The Wall Street Fund, Inc.
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2013

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

The Wall Street Fund returned 37.65% for the year ended December 31, 2013. During that time, the S&P 500, our benchmark index, was up 32.39%. The recent excellent equity market returns have been driven by both multiple expansion and earnings growth.  As we enter 2014, the S&P 500 is trading slightly above 15X forward earnings, a level that represents fair value from our perspective.

For the year 2013, Western Digital, Blackstone, NXP Semiconductor and Mastercard were the largest positive contributors to performance.  Each of the positions increased over 50% during the year. Detractors from performance included Rackspace, Demand Media, Coach and EMC.

As mentioned above, at 15X 2014 earnings we view the equity market as being fairly valued.  To us, this means that over the long term, sustainable gains from the current level will likely be driven by earnings growth rather than price-earnings multiple expansion.  This puts the focus on company selection and, if we execute, should allow us to do well on a relative basis and hopefully absolutely as well.

The Wall Street Fund ended 2013 with forty-seven equity holdings.  The top five positions represented 16.5% of fund assets. Total assets for the fund at year-end were $79 million.

Top 5	Total
Contributors	Return	Contribution
Western Digital Corp	100.33%	2.71%
Blackstone Group LP	112.99%	2.51%
NXP Semiconductors	74.45%	2.20%
Mastercard Inc.	70.62%	1.98%
Google Inc.	58.28%	1.75%

Bottom 5	Total
Contributors	Return	Contribution
Rackspace Hosting Inc.	-51.34%	-0.74%
Demand Media Inc.	-43.17%	-0.42%
Coach Inc.	-13.19%	-0.13%
EMC Corp Mass	-8.72%	-0.11%
Noble Corporation PLC	-3.81%	-0.09%

Sincerely,

Timothy Evnin	Charles Ryan
Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Definitions: The Price to Earnings Ratio is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share. The S&P 500 and Russell 1000 is The Wall Street Fund’s benchmarks. The S&P 500 is a market-capitalization weighted index that includes the 500 most widely held companies chosen with respect to market size, liquidity, and industry. Index results assume the re-investment of all dividends and capital gains and do not reflect the impact of transaction costs. The Fund’s holdings will differ from the securities that comprise the indices. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Wall Street Fund, Inc. is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2013

	Shares	Value
COMMON STOCKS – 98.9%

Aerospace – 1.6%
United Technologies Corp.	11,000	$1,251,800

Beverages – 2.1%
Beam, Inc.	24,000	1,633,440

Biotechnology – 5.3%
Alexion Pharmaceuticals, Inc. (a)	6,000	798,360
Celgene Corp. (a)	10,000	1,689,600
Gilead Sciences, Inc. (a)	22,000	1,653,300
		4,141,260

Building & Construction – 0.9%
D.R. Horton, Inc. (a)	31,000	691,920

Chemicals – 2.5%
Celanese Corp.	35,000	1,935,850

Containers & Packaging – 2.3%
Rock-Tenn Co.	17,000	1,785,170

Diversified – 1.6%
3M Co.	9,000	1,262,250

Drugs – 2.5%
Allergan, Inc.	17,500	1,943,900

Electrical Equipment – 1.8%
Roper Industries, Inc.	10,000	1,386,800

Energy – 4.6%
Chevron Corp.	11,000	1,374,010
Marathon Oil Corp.	50,000	1,765,000
Whiting Petroleum Corp. (a)	7,500	464,025
		3,603,035

Energy Equipment & Services – 3.8%
Noble Corp. (b)	34,000	1,273,980
Schlumberger Ltd. (b)	18,500	1,667,035
		2,941,015

Financial Services – 9.2%
American Express Co.	24,000	2,177,520
Mastercard, Inc.	3,000	2,506,380
The Blackstone Group LP	80,000	2,520,000
		7,203,900

Food Services – 1.2%
Yum Brands, Inc.	13,000	982,930

Forest Products – 2.5%
Weyerhaeuser Co. – REIT	61,000	1,925,770

Health Care Services – 2.3%
UnitedHealth Group, Inc.	24,500	1,844,850

Insurance – 2.2%
ACE Ltd. (b)	17,000	1,760,010

Leisure – 4.8%
Las Vegas Sands Corp.	25,000	1,971,750
Polaris Industries, Inc.	12,000	1,747,680
		3,719,430

Media – 7.4%
AMC Networks, Inc. – Class A (a)	26,000	1,770,860
DIRECTV (a)	30,000	2,072,700
Walt Disney Co.	25,000	1,910,000
		5,753,560

Office Equipment – 5.4%
Apple, Inc.	2,600	1,458,886
Western Digital Corp.	33,000	2,768,700
		4,227,586

Real Estate – 2.2%
CBRE Group, Inc. – Class A (a)	65,000	1,709,500

Retail – 2.4%
TJX Companies, Inc.	29,000	1,848,170

Semiconductors – 4.6%
Intel Corp.	32,000	830,720
NXP Semiconductors NV (a)(b)	60,000	2,755,800
		3,586,520

Services – 7.0%
Accenture PLC – Class A (b)	12,000	986,640
Amazon.com, Inc. (a)	5,000	1,993,950
Google, Inc. – Class A (a)	2,200	2,465,562
		5,446,152

Software – 2.7%
Ansys, Inc. (a)	11,000	959,200
Microsoft Corp.	30,000	1,122,900
		2,082,100

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2013

	Shares	Value

COMMON STOCKS – 98.9% (continued)

Specialty Retail – 8.5%
AutoNation, Inc. (a)	33,000	$1,639,770
AutoZone, Inc. (a)	4,700	2,246,318
Home Depot, Inc.	23,500	1,934,990
Nike, Inc. – Class B	10,000	786,400
		6,607,478

Telecommunications – 4.5%
American Tower Corp. – REIT	22,000	1,756,040
QUALCOMM, Inc.	24,000	1,782,000
		3,538,040

Transportation – 3.0%
J.B. Hunt Transport Services, Inc.	9,000	695,700
Union Pacific Corp.	10,000	1,680,000
		2,375,700

TOTAL COMMON STOCKS
(Cost $51,294,503)		77,188,136

SHORT-TERM INVESTMENT – 1.4%

Money Market Fund – 1.4%
First American Prime Obligations
Fund, Class Z, 0.016% (c)	1,068,033	1,068,033

TOTAL SHORT TERM
INVESTMENT
(Cost $1,068,033)		1,068,033
TOTAL INVESTMENTS
(Cost $52,362,536) – 100.3%		78,256,169
Liabilities in Excess
of Other Assets – (0.3)%		(208,557)
TOTAL NET
ASSETS – 100.0%		$78,047,612

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of December 31, 2013.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

ASSETS:
Investments, at value (cost $52,362,536)	$78,256,169
Receivable for fund shares sold	277,076
Dividends receivable	46,420
Expense reimbursement due
from Adviser (Note 4)	39,916
Prepaid expenses	14,219
Total Assets	78,633,800

LIABILITIES:
Payable for investments purchased	461,275
Payable for fund shares redeemed	5,015
Investment advisory fee payable (Note 4)	32,381
Shareholder servicing fee
payable (Note 4)	16,190
Accrued expenses and other payables	71,327
Total Liabilities	586,188
NET ASSETS	$78,047,612

NET ASSETS CONSIST OF:
Capital stock	$50,974,943
Net unrealized appreciation on investments	25,893,633
Accumulated undistributed net realized
gain on investments	1,179,036
TOTAL NET ASSETS	$78,047,612
Shares outstanding (500,000,000 authorized,
$0.0001 par value)	5,899,061
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$13.23

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2013

INVESTMENT INCOME:
Dividend income	$754,412
Total investment income	754,412

EXPENSES:
Investment advisory fees (Note 4)	345,843
Shareholder servicing fees (Note 4)	172,921
Professional fees	112,189
Administration and fund accounting fees	91,398
Directors’ fees and expenses	37,588
Transfer agent fees and expenses	37,394
Federal and state registration fees	31,432
Custody fees	17,028
Insurance expense	10,953
Reports to shareholders	7,075
Total expenses before
expense reimbursement	863,821
Expenses reimbursed by Adviser (Note 4)	(172,135)
Net expenses	691,686
NET INVESTMENT INCOME	62,726

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	4,380,616
Change in unrealized appreciation
on investments	17,599,450
Net realized and unrealized gain
on investments	21,980,066
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$22,042,792

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31,
	2013	2012
OPERATIONS:
Net investment income	$62,726	$157,369
Net realized gain (loss) on
investment transactions	4,380,616	(420,178)
Change in unrealized
appreciation
on investments	17,599,450	2,933,277
Net increase in net
assets resulting
from operations	22,042,792	2,670,468

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	25,854,493	29,511,989
Cost of shares redeemed	(22,546,568)	(5,905,896)
Reinvested distributions	315,207	40,230
Net increase in net assets
resulting from capital
share transactions	3,623,132	23,646,323

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	(174,648)	(151,834)
Net realized gain	(1,659,435)	—
Total distributions
to shareholders	(1,834,083)	(151,834)

TOTAL INCREASE
IN NET ASSETS	23,831,841	26,164,957

NET ASSETS:
Beginning of period	54,215,771	28,050,814
End of period	$78,047,612	$54,215,771

UNDISTRIBUTED NET
INVESTMENT
INCOME	$—	$112,260

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

1.Organization
The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.

2.Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds (other than exchange-traded funds) are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under supervision of the Fund’s Board of Directors.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques.  The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.  As of December 31, 2013, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$77,188,136	$—	$—	$77,188,136
Short-Term
Investments	1,068,033	—	—	1,068,033
Total
Investments	$78,256,169	$—	$—	$78,256,169

* Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period.  During the year ended December 31, 2013, the Fund did not have any transfers between valuation levels or invest in any Level 3 securities.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2010.

(c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gain, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.Investment Transactions
The aggregate purchases and sales of securities for the year ended December 31, 2013, excluding short-term investments, were $26,938,602 and $24,687,018, respectively.  There were no purchases or sales of long-term U.S. government securities.

4.Investment Adviser
Evercore Wealth Management, LLC (“EWM”) is the investment adviser to the Fund.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets.  The advisory agreement provides for EWM to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest, brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  However, effective October 1, 2010, EWM contractually agreed to reduce its fees and/or reimburse the Fund (excluding taxes, interest, brokerage fees and extraordinary expenses) to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect until April 30, 2014.  EWM has the right to recover any

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2013

fee reductions and/or expense reimbursements made in the prior three fiscal years pursuant to this agreement, provided that after giving effect to such reimbursement, the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement.  Accordingly, $120,711 of the expenses reimbursed by EWM during 2011 may be recovered through December 31, 2014, $135,338 of the expenses reimbursed by EWM during 2012 may be recovered through December 31, 2015, and $172,135 of the expenses reimbursed by EWM during 2013 may be recovered through December 31, 2016.  The Fund is not obligated to reimburse EWM for any fees or expenses waived or reimbursed prior to October 1, 2010.  For the year ended December 31, 2013, EWM received $345,843 in investment advisory fees and reimbursed Fund expenses of $172,135.

The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with EWM pursuant to which EWM may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, EWM receives fees from the Fund at an annual rate of 0.25% of the Fund’s average daily net assets.  For the year ended December 31, 2013, EWM received $172,921 in shareholder servicing fees.

5.Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Shares Sold	2,282,790	2,988,709
Shares Redeemed	(1,917,008)	(604,502)
Shares Reinvested	23,952	4,169
Net Increase	389,734	2,388,376
Shares Outstanding:
Beginning of Period	5,509,327	3,120,951
End of Period	5,899,061	5,509,327

6.Tax Information
As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$52,574,372
Gross unrealized appreciation	$25,720,423
Gross unrealized depreciation	(38,626)
Net unrealized appreciation	25,681,797
Undistributed ordinary income	63,817
Undistributed long-term capital gain	1,327,055
Total distributable earnings	1,390,872
Total accumulated earnings	$27,072,669

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Ordinary Income	$368,295	$151,834
Long Term Capital Gain	$1,465,788	$—

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains.  At December 31, 2013, the Fund did not have a capital loss carryover.  Any future capital losses will be permitted to be carried over for an unlimited period.  During the year ended December 31, 2013, the Fund utilized $898,803 of its outstanding capital loss carryover.

7.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

Year Ended December 31,
2013		2012	2011	2010	2009	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30

Income from investment operations:
Net investment income (loss)(1)	0.02	0.01	0.04	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized
gains (losses) on investments	3.68	0.87	0.02	1.18	1.99	(4.01)	1.51	0.51	0.64	0.57
Total from investment operations	3.70	0.88	0.06	1.17	1.97	(4.03)	1.48	0.46	0.59	0.53

Less distributions:
Distributions from net investment income	(0.03)	(0.03)	—	—	—	—	—	—	—	—
Distributions from net realized
gains from security transactions	(0.28)	—	—	—	—	(0.06)	(0.38)	(0.10)	—	—
Total distributions	(0.31)	(0.03)	—	—	—	(0.06)	(0.38)	(0.10)	—	—
Net asset value, end of period	$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83

Total return	37.65%	9.77%	0.67%	15.08%	34.02%	(41.02%)	16.92%	5.42%	7.54%	7.26%

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$78,048	$54,216	$28,051	$20,394	$12,209	$10,594	$19,310	$17,351	$17,470	$17,512
Ratio of operating expenses to average
net assets, before reimbursements	1.25%	1.32%	1.47%	2.08%	1.98%	1.76%	1.60%	1.71%	1.71%	1.74%
Ratio of operating expenses to average
net assets, net of reimbursements	1.00%	1.00%	1.00%	1.63%	1.95%	1.76%	1.60%	1.71%	1.71%	1.74%
Ratio of net investment income (loss) to
average net assets, before reimbursements	(0.10%)	0.05%	(0.04%)	(0.64%)	(0.34%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)	(0.60%)
Ratio of net investment income (loss) to
average net assets, net of reimbursements	0.15%	0.37%	0.43%	(0.19%)	(0.31%)	(0.22%)	(0.34%)	(0.56%)	(0.69%)	(0.60%)
Portfolio turnover rate	36.65%	84.10%	88.29%	42.58%	49.44%	58.78%	65.26%	94.41%	115.90%	149.32%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Wall Street Fund, Inc. (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2004, were audited by other auditors whose report dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
February 27, 2014

THE WALL STREET FUND, INC.
PERFORMANCE INFORMATION
For periods ended December 31, 2013 (Unaudited)

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 2003.  Fund performance reflects any fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns
for the Periods Ended December 31, 2013

	One Year	Five Years	Ten Years
The Wall Street Fund	37.65%	18.60%	7.00%
S&P 500 Index1	32.39%	17.94%	7.41%
Russell 1000 Index2	33.11%	18.59%	7.78%

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes.  Direct investment in the indexes is not available.
1	S&P 500 Index – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.
2	Russell 1000 Index – an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization.

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	7/1/13 –
	7/1/13	12/31/13	12/31/13

Actual(2)	$1,000.00	$1,212.60	$5.58

Hypothetical (5% return
before expenses)	1,000.00	1,020.16	5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the six-months ended December 31, 2013, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns of 21.26% for the six-month period ended December 31, 2013.

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2013 (Unaudited)

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS

The business affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Director	Past Five Years

INDEPENDENT
DIRECTORS:
Laird I. Grant	Director	Since 2012	Retired; Managing Director	1	Planned Parenthood
55 East 52nd Street,			and Senior Portfolio Manager,		of Collier County
23rd Floor			U.S. Trust Company of		2001-2008; Common
New York, NY 10055			Florida, 2001-2008.		Cents, New York City
Age: 68					2008-2009

Susan Suvall	Director	Since 2012	Retired; Group Managing	1	None
55 East 52nd Street,			Director and Senior
23rd Floor			Portfolio Manager,
New York, NY 10055			U.S. Equities Trust
Age: 54			Company of the West,
1985-2011.
INTERESTED
DIRECTOR:
Frederick Taylor**	Chairman,	Since 2013	Senior Advisor, Evercore	1	John’s Island Golf Club,
55 E. 52nd Street,	Director, and		Wealth Management, LLC		2012-Present; Vero
23rd Floor	President		2008-Present.		Beach Museum and Vero
New York, NY 10055					Beach Museum
Age: 72					Endowment Trust Board,
2012-Present; Trustee
Emeritus, Wesleyan
University, 2006-Present.

THE WALL STREET FUND, INC.
DIRECTORS AND OFFICERS (Continued)

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Director	Past Five Years

OFFICERS:
Ruth P. Calaman	Executive	Since 2012	Chief Compliance Officer,	1	None
55 East 52nd Street,	Vice		Evercore Wealth Management
23rd Floor	President,		LLC and Evercore Trust
New York, NY10055	Secretary		Company, N.A. since 2011;
Age: 47	and Chief		Vice President and Compliance
	Compliance		Officer, The Goldman Sachs
	Officer		Trust Company, N.A., The
Goldman Sachs Trust
Company of Delaware and
Goldman, Sachs & Co.
2005-2011.

John J. Rendinaro	Executive	Since 2012	Partner, Head of Trading	1	None
55 East 52nd Street,	Vice		and Operations, Evercore
23rd Floor	President,		Wealth Management LLC
New York, NY 10055	Chief		since 2008; Managing
Age: 52	Operations		Director, U.S. Trust
	Officer and		1983-2008.
Treasurer

*
Each Director serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Director resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Director who is an “interested person” as that term is defined in Section 2 (a)(19) of the 1940 Act.

ADDITIONAL INFORMATION
December 31, 2013 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Fund’s website at www.evercorewealthfunds.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 52.58%.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.evercorewealthfunds.com on a monthly basis.

DIRECTORS
Frederick Taylor, Chairman
Laird I. Grant
Susan Suvall

OFFICERS
Frederick Taylor, President
Ruth Calaman, Executive Vice President,
  Secretary & Chief Compliance Officer
John Rendinaro,
  Executive Vice President & Treasurer

INVESTMENT ADVISOR
Evercore Wealth Management
55 E. 52nd Street
23rd Floor
New York, New York  10055

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

THE WALL STREET FUND, INC.
55 E. 52nd Street
23rd Floor
New York, New York 10055
(800) 443-4693
http://www.evercorewealthfunds.com

Item 2. Code of Ethics.

 The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	13,000	13,000
Audit-Related Fees	0	0
Tax Fees	1,500	1,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.
(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                            The Wall Street Fund, Inc,

By (Signature and Title)*                    /s/Frederick Taylor
Frederick Taylor, President

Date     March 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Frederick Taylor
Frederick Taylor, President

Date     March 13, 2014

By (Signature and Title)*                    /s/John J. Rendinaro
John J. Rendinaro, Treasurer

Date     March 6, 2014

* Print the name and title of each signing officer under his or her signature.